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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2003

TransDigm Inc. (Exact name of registrant as specified in its charter)	TransDigm Holding Company (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	Delaware (State or other jurisdiction of incorporation)
333-71397 (Commission File Number)
34-1750032 (IRS Employer Identification No.)	13-3733378 (IRS Employer Identification No.)
26380 Curtiss Wright Parkway, Richmond Heights, Ohio (Address of principal executive offices)	44143 (Zip Code)
(216) 289-4939 (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

      Not applicable.

  (b)
  Pro forma financial information.

      Not applicable.

  (c)
  Exhibits:

  99.1
  Financial information and reconciliation of non-GAAP financial measures.

Item 9. Regulation FD Disclosure.

        On July 3, 2003, TransDigm Holding Company plans to make available certain financial and other information, which has not been previously disclosed to the public. The information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. Additionally, Exhibit 99.1 contains a reconciliation of the non-GAAP information to be included in the presentation to the GAAP equivalent.

        In accordance with General Instruction B.2. of Form 8-K, the furnishing of these materials shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. TransDigm Inc. disclaims any intention or obligation to update or revise this information.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSDIGM INC. (Co-Registrant)
	By:	/s/ GREGORY RUFUS Name: Gregory Rufus Title: Chief Financial Officer
Date: July 3, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSDIGM HOLDING COMPANY. (Co-Registrant)
	By:	/s/ GREGORY RUFUS Name: Gregory Rufus Title: Chief Financial Officer
Date: July 3, 2003

EXHIBIT INDEX

Exhibit	Description
99.1	Financial information and reconciliation of non-GAAP financial measures.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX